---------------------------------------
                        Annual Report September 30, 1998
                     ---------------------------------------

                                   OPPENHEIMER

                                    NEW YORK
                                 MUNICIPAL FUND

                                [GRAPHIC OMITTED]

                               [OPPENHEIMER LOGO]

                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 9 Fund Performance

---------------------------------------

13 Financial
   Statements

35 Independent
   Auditors' Report

---------------------------------------

36 Federal
   Income Tax
   Information

37 Officers and
   Trustees

40 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o New York municipal bonds came to represent an increasingly attractive value compared to Treasuries.

o We focused on vital state appropriation bonds, and on high-quality bonds in the housing sector.

o We sold many of the Fund's Puerto Rico bonds, which we believed were trading at relatively high prices, and generally avoided utilities, which continue to be impacted by deregulation.

Avg Annual Total Returns
For the 1-Year Period
Ended 9/30/98

Class A

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
8.36%           3.22%
---------------------------------------

Class B

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
7.62%           2.62%
---------------------------------------

Class C

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
7.54%           6.54%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


2  Oppenheimer New York Municipal Fund

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer New York
Municipal Fund

 Dear shareholder,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

     Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

     What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the per spective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 21, 1998


3  Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
"We sought to boost returns and reduce risks by actively managing the portfolio's average duration."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the last 12 months?

Oppenheimer New York Municipal Fund performed well during the fiscal year ended September 30, 1998. Although our returns lagged those of Treasury bonds, we consistently provided investors with attractive tax-advantaged returns throughout the 12-month period.

What events had the greatest impact on the New York tax-exempt market?

The overall bond market, including New York municipal bonds, traded within a very tight range throughout the period. Prices and yields generally did not rise or fall sharply, which limited the Fund's price appreciation potential, but enabled us to provide investors with a steady stream of tax-free income. During the first six months, two counterbalancing economic trends were primarily responsible for these conditions. On the one hand, investors expected the turmoil in Asian markets to slow the U.S. economy and keep inflation in check, which is generally seen as positive for bonds. On the other hand, evidence continued to mount throughout the period that the domestic economy remained strong, raising the possibility of renewed inflation.

      During the second half of the period, corporate earnings and other economic data clearly showed that the Asian crisis was negatively affecting global profits. However, despite the increasing likelihood of slowing growth and lower interest rates, most bonds failed to rally substantially. The one exception was U.S. Treasury


4  Oppenheimer New York Municipal Fund

[PHOTO OMITTED]
Portfolio Management
Team (l to r)
Jerry Webman
Robert Patterson (Portfolio
Manager)

securities, which benefited from investors' desires for the most conservative, highest-quality securities in the face of global uncertainty. New York bonds showed some modest, steady gains. Prices in the sector were limited by very high rates of issuance, which created an oversupply of tax-exempt municipal instruments. As a result, by the end of the period municipal bonds were available at bargain prices relative to Treasuries.

How did you manage the Fund in this environment?

With high-quality New York municipal bonds available at the cheapest valuations relative to Treasuries that we have seen in years, we chose to keep the portfolio almost fully invested. As always, we exercised strong risk management and intensive analysis to help identify securities offering above-average return with below-average risks.

      Although the local economy remained strong throughout the period, we guarded against the possibility of economic weakness by focusing on quality. Accordingly, we invested primarily in larger municipalities and economically strong sectors of vital interest to the city and state. We also sought out sound issues available at attractive prices whenever possible, subjecting potential candidates to thorough credit analysis.


5  Oppenheimer New York Municipal Fund

Avg Annual Total Returns
For the Periods Ended 9/30/98(1)

Class A

1 year  5 year  10 year
---------------------------------------
3.22%   4.39%   7.17%
---------------------------------------

Class B

                Since
1 year  5 year  Inception
---------------------------------------
2.62%   4.30%   5.13%
---------------------------------------

Class C

                Since
1 year  5 year  Inception
---------------------------------------
6.54%   N/A     7.21%
---------------------------------------

 An interview with your Fund's manager
--------------------------------------------------------------------------------

In addition to the careful selection of investment sectors and individual issues, we sought to boost returns and reduce risks by actively managing the portfolio's average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the better it is likely to perform in an environment of falling interest rates. At the beginning of the period, we expected interest rates to decline because of the impact of Asia on global growth. Therefore, we established a position that was mildly longer than our benchmarks. However, after the first of the year, prospects dimmed for immediate interest rate reductions because the U.S. economy remained robust. Accordingly, we shifted to a more neutral position, which we maintained throughout the remainder of the period.

What sectors did you find attractive, and which did you avoid?

From September 1997 through March 1998, we invested in several undervalued issues, including state appropriation bonds issued by the city and state universities and transportation authorities. We found new opportunities to invest in the state's hospital system through state-supported bonds, and added to our position in New York City bonds because of the city's strengthening financial position. We also identified investment opportunities in Puerto Rico bonds, which broadened the Fund's diversification while providing shareholders with income exempt from New York state and local taxes.

      Beginning in April 1998, we sold many of our hos pital bonds and Puerto Rico bonds, which we believed were trading at relatively high prices. In the absence of new, undervalued opportunities that met our strict investment criteria, we focused on high-quality securities in the housing sector. These included highly rated state mortgage


6  Oppenheimer New York Municipal Fund

Standardized Yields(2)
For the 30 Days Ended 9/30/98

Class A           4.06%
---------------------------------------
Class B           3.50
---------------------------------------
Class C           3.50
---------------------------------------

agency bonds, as well as bonds used to finance adult living facilities that combine both nursing and residential services. Both of these investment areas are favorably affected by New York State's changing demographic picture and are increasingly supported by the state. We also participated in a major, successful issuance by the Long Island Power Authority (LIPA).

      On the other hand, although we believe utilities hold promise for the future, we avoided utility bonds other than the unique LIPA issuance because the sector continues to be impacted by deregulation. While new competition may prove beneficial to consumers, we believe it is too early to know which companies are likely to succeed in this rapidly evolving competitive environment.

What is your outlook for the future?

With New York municipal bond yields unusually close to those of 30-year Treasuries, we believe that tax-free municipal instruments offer investors an uncommonly attractive opportunity. When Treasury yields stabilize or begin to rise, we believe municipal yields are likely to return to their comparative historical norms, providing the potential for relative price appreciation.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/84. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception on 3/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

2. Standardized yield is based on net investment income for the 30-day period ended September 30, 1998. Falling share prices will tend to artificially raise yields.


7  Oppenheimer New York Municipal Fund

[The following table was represented by a pie chart in the printed materials.]

Credit Allocation(3)

o AAA                38.2%
o AA                 14.9
o A                  22.3
o BBB                12.1
o BB                 12.5

In our opinion, New York continues to provide a wide range of attractive investments in the municipal bond area. The region's steady recovery continues, as evidenced by credit-rating upgrades and budget surpluses. We are cautiously optimistic about the region's future prospects. Our strategy of conservative risk management and our relentless search for undervalued issues helps investors to minimize risk while enjoying the benefits of income free from New York State, City and federal taxes. We are keeping a careful eye on the future so that Oppenheimer New York Municipal Fund remains part of The Right Way to Invest.

 Top 5 Sectors(3)
--------------------------------------------------------------------------------
 Higher Education                                                12.3%
--------------------------------------------------------------------------------
 Electric Utilities                                              12.0
--------------------------------------------------------------------------------
 General Obligation                                              11.8
--------------------------------------------------------------------------------
 Highways                                                        10.9
--------------------------------------------------------------------------------
 Lease Rental                                                     8.1
--------------------------------------------------------------------------------

3. Portfolio data is subject to change. Percentages are as of September 30, 1998, and are dollar-weighted based on invested assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation includes securities rated by national rating organizations as well as unrated securities (currently 8.68% of total investments) which have ratings assigned by the Manager in categories equivalent to those of rating organizations.


8  Oppenheimer New York Municipal Fund

[GRAPHIC OMITTED]

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the past fiscal year that ended September 30, 1998, Oppenheimer New York Municipal Fund performed generally well. Prices were supported by low rates of inflation, but were negatively affected by a large supply of new issues in the New York municipal bond market. Additionally, the municipal bond market as a whole did not perform as well as the U.S. Treasury bond market, which global investors sought as a refuge from the Asian economic crisis. The Fund maintained performance by investing in undervalued credits when they met our strict criteria, and by otherwise remaining invested in high quality credits throughout the period. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio management strategies during its last fiscal year. The Fund's portfolio holdings, allocations and our management strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on March 1, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


9  Oppenheimer New York Municipal Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer New York Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

[The following table was represented by a line graph in the printed materials.]

                  Oppenheimer                  Lehman Brothers
                    New York                      Municipal
                 Municipal Fund                     Bond
                    Class A                        Index
9.30.88               9525                         10000
9.30.89              10234                         10868
9.30.90              10741                         11607
9.30.91              12131                         13137
9.30.92              13404                         14511
9.30.93              15357                         16359
9.30.94              14508                         15960
9.30.95              15898                         17747
9.30.96              16955                         18819
9.30.97              18444                         20514
9.30.98              19987                         22301


Average Annual Total Return of Class AShares of the Fund at 9/30/98(1)

1 Year  3.22%        5 Year  4.39%         10 Year  7.17%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer New York Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

[The following table was represented by a line graph in the printed materials.]

                  Oppenheimer                  Lehman Brothers
                    New York                      Municipal
                 Municipal Fund                     Bond
                    Class B                        Index
 3.1.93              10000                         10000
9.30.93              10624                         10563
9.30.94               9967                         10305
9.30.95              10839                         11459
9.30.96              11464                         12151
9.30.97              12378                         13246
9.30.98              13221                         14400

Average Annual Total Return of Class BShares of the Fund at 9/30/98(2)

1 Year  2.62%         5 Year  4.30%         Life  5.13%


10  Oppenheimer New York Municipal Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer New York Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

[The following table was represented by a line graph in the printed materials.]

                  Oppenheimer                  Lehman Brothers
                    New York                      Municipal
                 Municipal Fund                     Bond
                    Class C                        Index
8.29.95              10000                         10000
9.30.95              10110                         10063
9.30.96              10680                         10671
9.30.97              11528                         11631
9.30.98              12398                         12645

Average Annual Total Return of Class CShares of the Fund at 9/30/98(3)

1 Year  6.54%         Life  7.21%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 2/29/93 for Class B and 8/31/95 for Class C.

1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 3/1/93. The average annual total returns are shown net of the applicable 5%, 2% and 1% contingent deferred sales charges, respectively, for the one- and five-year period and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


11  Oppenheimer New York Municipal Fund

 Financials
--------------------------------------------------------------------------------

12  Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  September 30, 1998
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                         S&P/Fitch                        Face                          Market Value
                                                         (Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds and Notes--98.8%
-----------------------------------------------------------------------------------------------------------------------------------
New York--83.9%
Allegany Cnty., NY IDA RB, Houghton College
Civic Facility, 5.25%, 1/15/18                           NR/BBB                           $ 1,500,000                   $ 1,522,230
-----------------------------------------------------------------------------------------------------------------------------------
Allegany Cnty., NY IDA RB, Houghton College
Civic Facility, 5.25%, 1/15/24                           NR/BBB                               500,000                       506,550
-----------------------------------------------------------------------------------------------------------------------------------
Battery Park City, NY RB, Series A, AMBAC
Insured, 5.50%, 11/1/16                                  Aaa/AAA                            5,000,000                     5,382,700
-----------------------------------------------------------------------------------------------------------------------------------
Erie Cnty., NY IDA Life Care Community RB,
Episcopal Church Home, Series A, 6%, 2/1/28              NR/NR                              6,700,000                     6,913,529
-----------------------------------------------------------------------------------------------------------------------------------
L.I., NY PAU Electric Systems RRB,
Series A, 5.25%, 12/1/26                                 Baa1/AAA/A-                       11,500,000                    11,776,575
-----------------------------------------------------------------------------------------------------------------------------------
Monroe Cnty., NY IDA RB, DePaul Community
Facilities, Series A, 5.875%, 2/1/28                     NR/NR                              1,350,000                     1,374,934
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 7.444%, 8/1/08(1)              A3/A-                              8,250,000                     9,435,937
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 8.412%, 8/1/13(1)              A3/A-                              5,000,000                     5,856,250
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 8.462%, 8/1/14(1)              A3/A-                              8,150,000                     9,545,687
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series A, 7.75%, 3/15/03           Aaa/AAA/A-                           140,000                       150,296
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series A, 7.75%, 8/15/16           Aaa/AAA/A-                           115,000                       129,407
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series C, Subseries
C-1, 7.50%, 8/1/20                                       Aaa/BBB+/A-                           10,000                        11,478
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series F, 8.25%, 11/15/17          Aaa/A-                             8,500,000                     9,763,695
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series B, 8.25%, 6/1/07                         A3/A-                              1,750,000                     2,248,925
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series B, FSA Insured, Inverse
Floater, 6.843%, 10/1/07(1)                              Aaa/AAA                            7,500,000                     8,126,475
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series H, 6.125%, 8/1/25                        A3/A-/A-                           6,000,000                     6,677,100
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance,
Series A, 7.75%, 3/15/03                                 A3/A-/A-                              10,000                        10,690
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance,
Series A, 7.75%, 8/15/16                                 A3/A-/A-                              42,500                        47,576
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance,
Subseries C-1, 7.50%, 8/1/20                             Baa1/BBB+/A-                           5,000                         5,653
-----------------------------------------------------------------------------------------------------------------------------------
NYC GORB, Prerefunded, Series F,
7.625%, 2/1/14                                           Baa1/BBB+/A-                          20,000                        22,710
-----------------------------------------------------------------------------------------------------------------------------------
NYC GORB, Unrefunded Balance,
Series F, 7.625%, 2/1/14                                 A3/A-/A-                               5,000                         5,602


                     13 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                      Ratings:
                                                      Moody's/
                                                      S&P/Fitch                           Face                          Market Value
                                                      (Unaudited)                         Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYC HDC MH RB, Glenn Gardens
Project, 6.50%, 1/15/18                               NR/NR                               $ 2,837,916                   $ 2,980,493
-----------------------------------------------------------------------------------------------------------------------------------
NYC HDC MH RB, Keith Plaza Project,
6.50%, 2/15/18                                        NR/NR                                 1,875,437                     1,969,735
-----------------------------------------------------------------------------------------------------------------------------------
NYC HDC MH RB, Series A, 5.625%, 5/1/12               Aa2/AA                                4,500,000                     4,775,265
-----------------------------------------------------------------------------------------------------------------------------------
NYC Health & Hospital Corp. RRB, AMBAC
Insured, Inverse Floater, 7.30%, 2/15/23(1)           Aaa/AAA/AAA                           8,300,000                     9,057,375
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, Community
Resources Development, 7.50%, 8/1/26                  NR/NR                                 3,500,000                     3,776,640
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, USTA National
Tennis Center Project, FSA Insured,
6.375%, 11/15/14                                      Aaa/AAA                               1,500,000                     1,693,845
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA RRB, Brooklyn Navy Yard Cogen
Partners, 5.75%, 10/1/36                              Baa3/BBB-/BBB-                        3,000,000                     3,103,920
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA RRB, Brooklyn Navy Yard Cogen
Partners, 6.20%, 10/1/22                              Baa3/BBB-/BBB-                        5,000,000                     5,681,100
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA SPF RB, Northwest Airlines, Inc.,
6%, 6/1/27                                            Ba2/BB                               14,000,000                    14,754,600
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA SPF RB, United Air Lines, Inc.
Project, 5.65%, 10/1/32                               Baa3/BB+                              6,585,000                     6,767,009
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU Civil Facility RB, YMCA
Greater NY Project, 5.80%, 8/1/16                     Baa3/NR/BBB                           2,470,000                     2,653,052
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, Visy Paper, Inc. Project,
7.80%, 1/1/16                                         NR/NR                                 6,800,000                     7,723,848
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, Visy Paper, Inc. Project,
7.95%, 1/1/28                                         NR/NR                                12,250,000                    13,943,685
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn.
Project, 6%, 1/1/15                                   A3/A/A-                               6,000,000                     6,439,740
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn.
Project, 6.125%, 1/1/24                               A3/A/A-                               3,000,000                     3,234,210
-----------------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RB, Unrefunded Balance,
Series B, 6.375%, 6/15/22                             Aaa/AAA/A                             6,625,000                     7,297,239
-----------------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Unrefunded Balance,
Series A-1994, 7.10%, 6/15/12                         A2/A-                                   275,000                       300,883
-----------------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Series C, FGIC Insured,
5%, 6/15/21                                           Aaa/AAA/AAA                          10,000,000                    10,026,000


                     14 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                         S&P/Fitch                        Face                          Market Value
                                                         (Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYC MWFAU WSS RRB, Unrefunded Balance,
6.75%, 6/15/17                                           A2/A-                            $ 2,480,000                   $ 2,671,307
-----------------------------------------------------------------------------------------------------------------------------------
NYC Niagara Falls SDI COP, High School
Facility, 5.375%, 6/15/28                                Baa3/BBB-                          6,500,000                     6,641,180
-----------------------------------------------------------------------------------------------------------------------------------
NYC Transitional FAU RB, Future Tax Second,
Series A, 5.125%, 8/15/21                                Aa3/AA                             5,000,000                     5,037,050
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Ithaca College, AMBAC Insured,
5.25%, 7/1/26                                            Aaa/AAA                            5,750,000                     5,933,195
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Judicial Facilities Lease, Escrowed
to Maturity, MBIA Insured, 7.375%, 7/1/16                Aaa/AAA                            2,300,000                     2,942,574
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Mental Health Facilities Project,
AMBAC Insured, 5.25%, 2/15/18                            Aaa/AAA/AAA                        9,400,000                     9,691,588
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Pooled Capital Program, Partially
Prerefunded, FGIC Insured, 7.80%, 12/1/05                Aaa/AAA/AAA                        5,310,000                     5,448,219
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Rosalind & Joseph Nursing Home,
AMBAC Insured, 5.70%, 2/1/37                             Aaa/AAA                            2,000,000                     2,137,600
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, CUS, Second Series A,
5.75%, 7/1/18                                            Baa1/BBB+                          6,750,000                     7,502,220
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, CUS, Series B, 6%, 7/1/14                    Baa1/BBB+                         10,875,000                    12,467,861
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Episcopal Health Services, Inc.,
5.85%, 8/1/13                                            NR/AAA                               500,000                       539,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Fordham University, FGIC Insured,
5.75%, 7/1/15                                            Aaa/AAA/AAA                        9,100,000                     9,828,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Second Hospital-North General
Hospital, Series G, 5.30%, 2/15/19                       Baa1/BBB+/A                        5,000,000                     5,100,350
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Thomas Aquinas, 5.25%, 7/1/28            NR/AA                              1,500,000                     1,525,560
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Joseph's Hospital Health
Center, MBIA Insured, 5.25%, 7/1/18                      Aaa/AAA                            5,035,000                     5,195,415
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Vincent's Hospital,
7.375%, 8/1/11                                           Aa2/AAA                              150,000                       167,082
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/15              A3/A-/A                           23,090,000                    24,666,816
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/21              A3/A-/A                            5,010,000                     5,315,209
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series B, 7%, 5/15/16                 A3/A-/A                            9,020,000                     9,608,014
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA SPO Bonds, CUS, Series E, FSA Insured,
5.75%, 7/1/11                                            Aaa/AAA                            5,955,000                     6,792,273


                     15 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                         S&P/Fitch                        Face                          Market Value
                                                         (Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYS EFCPC RB, State Water Revolving Fund,
Series A, 6.60%, 9/15/12                                 Aaa/AAA/AAA                      $   250,000                   $   278,480
-----------------------------------------------------------------------------------------------------------------------------------
NYS EFCPC RB, State Water Revolving Fund,
Series C, 7.20%, 3/15/11                                 Aa2/A+/AA                            350,000                       373,628
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, Consolidated Edison Co.,
Series A, 7.50%, 1/1/26                                  A1/A+                                280,000                       294,375
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, L.I. Lighting Co.,
Series A, 7.15%, 12/1/20                                 Ba1/BB+                            7,500,000                     8,248,275
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, L.I. Lighting Co.,
Series C, 6.90%, 8/1/22                                  Ba1/BB+                            9,200,000                    10,136,560
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUGF RB, Brooklyn Union Gas Co.,
Series B, Inverse Floater, 10.051%, 7/1/26(1)            A1/A/A                             6,000,000                     8,115,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUGF RB, Brooklyn Union Gas Co.,
Series D, MBIA Insured, Inverse Floater,
7.488%, 7/8/26(1)                                        Aaa/AAA/A                          3,000,000                     3,232,500
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RB, NYS Electric & Gas Project,
Series A, MBIA Insured, 6.15%, 7/1/26                    Aaa/AAA                            4,000,000                     4,426,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS GOB, 6.875%, 3/1/12                                  A2/A                                 500,000                       560,040
-----------------------------------------------------------------------------------------------------------------------------------
NYS GOB, 7%, 2/1/09                                      A2/A                                 300,000                       336,444
-----------------------------------------------------------------------------------------------------------------------------------
NYS GORB, 7.50%, 11/15/00                                A2/A                                 500,000                       538,775
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA MH RB, Second Mtg. Program-A,
7.05%, 8/15/24                                           Aa2/NR                               350,000                       378,553
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA MH RB, Second Mtg. Program-C,
6.95%, 8/15/24                                           Aa1/NR                               225,000                       239,305
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, Prerefunded, 8%, 11/1/08                     Aaa/BBB+                           2,690,000                     2,977,830
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, Unrefunded Balance, 8%, 11/1/08              Baa/BBB+                             550,000                       599,115
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, Housing Mtg., Series A,
6.10%, 11/1/15                                           Aaa/AAA                           12,170,000                    13,351,585
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, State University Construction,
Escrowed to Maturity, Series A, 7.90%, 11/1/06           Aaa/AAA                            1,750,000                     2,094,225
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, Unrefunded Balance,
7.90%, 11/1/99                                           Baa1/BBB+                          1,440,000                     1,473,466


                     16 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                         S&P/Fitch                        Face                          Market Value
                                                         (Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYS HFASC Obligation RB, Series A,
6%, 3/15/26                                              Baa1/BBB+                        $10,000,000                   $10,912,500
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFASC Obligation RB, Series D,
5.375%, 3/15/23                                          Baa1/BBB+                          9,000,000                     9,204,030
-----------------------------------------------------------------------------------------------------------------------------------
NYS LGAC RB, Prerefunded, Series C,
7%, 4/1/21                                               Aaa/AAA/AAA                        9,455,000                    10,394,354
-----------------------------------------------------------------------------------------------------------------------------------
NYS LGAC RRB, Series B, 5.50%, 4/1/21                    A3/A+/A+                           3,000,000                     3,116,970
-----------------------------------------------------------------------------------------------------------------------------------
NYS LGAC RRB, Series E, 5%, 4/1/21                       A3/A+/A+                             500,000                       514,015
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series 1,
7.95%, 10/1/21                                           Aa2/NR                               720,000                       720,094
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series 71,
5.40%, 4/1/29                                            Aa2/NR                            26,965,000                    27,503,761
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series UU,
7.75%, 10/1/23                                           Aa2/NR                             1,990,000                     2,103,291
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series VV,
7.375%, 10/1/11                                          Aa2/NR                               345,000                       369,733
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Inverse Floater,
6.733%, 10/1/24(1)                                       NR/NR                              9,000,000                     9,260,010
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Series 40-B, 6.40%, 10/1/12                  Aa2/NR                               500,000                       543,040
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Hospital & Nursing Home
Project, Series D, 6.45%, 2/15/09                        Aa2/AAA                              335,000                       372,255
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Long-Term Health Care,
Series C, FSA Insured, 6.40%, 11/1/14                    Aaa/AAA/AAA                        2,800,000                     3,061,520
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Prerefunded,
Series B, 7.875%, 8/15/20                                Aaa/AAA                           10,190,000                    11,171,399
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Unrefunded Balance,
Series A, FGIC Insured, 6.375%, 8/15/17                  Aaa/AAA/AAA                        5,000,000                     5,459,450
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, St. Francis Hospital, Project A,
FGIC Insured, 7.625%, 11/1/21                            Aaa/AAA/AAA                        2,690,000                     2,752,838
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, St. Luke's Hospital Center Mtg.,
Prerefunded, Series B, 7.45%, 2/15/29                    Aaa/AAA                            7,500,000                     8,033,400
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Unrefunded Balance,
7.70%, 2/15/18                                           NR/A-                                355,000                       363,200


                     17 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                         S&P/Fitch                        Face                          Market Value
                                                         (Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYS MCFFA RRB, MHESF, Unrefunded Balance,
Series A, 8.875%, 8/15/07                                A3/BBB+                         $  2,785,000                  $  2,824,603
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RRB, North Shore University
Hospital, MBIA Insured, 7.20%, 11/1/20                   Aaa/AAA                              250,000                       272,818
-----------------------------------------------------------------------------------------------------------------------------------
NYS MTAU Dedicated Tax Fund RB, Series A,
FGIC Insured, 5%, 4/1/23                                 Aaa/AAA/AAA                        9,250,000                     9,286,168
-----------------------------------------------------------------------------------------------------------------------------------
NYS MTAU RB, Transportation Facilities Service
Contracts, Series 3, 7.375%, 7/1/08                      Baa1/BBB+                            250,000                       299,450
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RB, Series X, 6%, 1/1/14                    Aa3/A+                            14,510,000                    15,342,729
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series A, 5%, 1/1/15                   Aa3/A+                             7,500,000                     7,583,850
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series A, 5.125%, 1/1/22               Aa3/A+                             5,300,000                     5,345,845
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series B, 5%, 1/1/20                   Aa3/A+                               500,000                       516,235
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series Y, 5.50%, 1/1/17                Aa3/A+                            15,000,000                    16,604,850
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU SPO RRB, Series A, MBIA Insured,
6.625%, 1/1/17                                           Aaa/AAA                              500,000                       538,295
-----------------------------------------------------------------------------------------------------------------------------------
NYS Thruway Authority General RB, Series A,
5.75%, 1/1/19                                            Aa3/AA-                           10,000,000                    10,814,200
-----------------------------------------------------------------------------------------------------------------------------------
NYS UDC RB, Series A, MBIA Insured,
5.50%, 4/1/16                                            Aaa/AAA/AAA                        7,500,000                     8,035,800
-----------------------------------------------------------------------------------------------------------------------------------
NYS United Nations Development Corp. RRB,
Sr. Lien, Series B, 5.60%, 7/1/26                        A2/NR/A                            1,500,000                     1,506,930
-----------------------------------------------------------------------------------------------------------------------------------
NYS United Nations Development Corp. RRB,
Sub. Lien, Series C, 5.60%, 7/1/26                       A3/NR/A-                           3,000,000                     3,013,860
-----------------------------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY RR Agency RB, RR
Facilities Project, 7%, 5/1/15                           Baa1/NR/A-                        15,600,000                    16,912,272
-----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 69th Series,
7.125%, 6/1/25                                           A1/AA-/AA-                         2,155,000                     2,290,356
-----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RRB, 78th Series,
6.50%, 4/15/11                                           A1/AA-/AA-                           250,000                       272,660
-----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, 5.75%, 12/1/22               Aaa/AAA                           11,150,000                    12,061,736
-----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project,
Fifth Installment, 6.75%, 10/1/19                        NR/NR                             12,600,000                    13,988,520
                                                                                                                      -------------
                                                                                                                        605,924,344


                     18 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                         S&P/Fitch                        Face                          Market Value
                                                         (Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--14.9%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                     Aaa/AAA                          $   500,000                  $    683,665
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5%, 7/1/27                                Baa1/A                             8,000,000                     8,002,880
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                            Baa1/A                             5,650,000                     5,869,277
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, FSA Insured, Inverse
Floater, 7.832%, 7/1/20(1)                               Aaa/AAA/AAA                       11,500,000                    13,181,875
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
5.25%, 7/1/18                                            Aaa/AAA                            3,550,000                     3,660,547
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Prerefunded,
Series S, 6.50%, 7/1/22                                  NR/AAA                            10,000,000                    11,138,100
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W, Inverse
Floater, 6.217%, 7/1/10(1)                               Baa1/A                             9,000,000                    10,147,500
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU RRB,
Unrefunded Balance, Series A, 7.75%, 7/1/08              Baa1/BBB+                          1,355,000                     1,386,409
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(2)                            Aaa/AAA                           24,000,000                    10,061,280
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Series AA, MBIA Insured,
5.25%, 7/1/16                                            Aaa/AAA                            5,000,000                     5,305,600
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Series AA, MBIA Insured,
5.25%, 7/1/17                                            Aaa/AAA                            5,000,000                     5,279,400
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Series DD, 5%, 7/1/28                        Baa1/BBB+                          7,240,000                     7,249,050
-----------------------------------------------------------------------------------------------------------------------------------
PR Housing Bank & Finance Agency SFM RB,
Homeownership-Fourth Portfolio, Escrowed
to Maturity, 8.50%, 12/1/18                              Aaa/NR                             1,580,000                     1,905,148
-----------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities FAU RB, American Airlines, Inc.
Project, 6.45%, 12/1/25                                  Baa1/BB+                             850,000                       945,770
-----------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities FAU RB, Warner Lambert Co. Project,
7.60%, 5/1/14                                            A1/NR                              3,000,000                     3,154,590
-----------------------------------------------------------------------------------------------------------------------------------
PR POAU RB, American Airlines SPF Project,
Series A, 6.25%, 6/1/26                                  Baa2/BBB-                          8,000,000                     8,731,360
-----------------------------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured,
Inverse Floater, 7.168%, 1/16/15(1)                      Aaa/AAA                           10,000,000                    10,912,500
                                                                                                                       ------------
                                                                                                                        107,614,951

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $650,994,691)                                                  98.8%                  713,539,295
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                   1.2                     8,832,253
                                                                                          -----------                  ------------
Net Assets                                                                                      100.0%                 $722,371,548
                                                                                          ===========                  ============


                     19 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

CAP      --Capital Appreciation
CMWLTH   --Commonwealth
COP      --Certificates of Participation
CUS      --City University System
DA       --Dormitory Authority
EFCPC    --Environmental Facilities Corp.
           Pollution Control
EPAU     --Electric Power Authority
ERDAUEF  --Energy Research & Development
           Authority Electric Facilities
ERDAUGF  --Energy Research & Development
           Authority Gas Facilities
ERDAUPC  --Energy Research & Development
           Authority Pollution Control
FAU      --Finance Authority
GP       --General Purpose
GOB      --General Obligation Bonds
GORB     --General Obligation Refunding Bonds
HDC      --Housing Development Corp.
HFA      --Housing Finance Agency
HFASC    --Housing Finance Agency
           Service Contract
HTAU     --Highway & Transportation Authority
IDA      --Industrial Development Agency
IDAU     --Industrial Development Authority
LGAC     --Local Government Assistance Corp.
L.I.     --Long Island
MAG      --Mtg. Agency
MCFFA    --Medical Care Facilities Finance Agency
MH       --Multifamily Housing
MHESF    --Mental Health Services Facilities
MTAU     --Metropolitan Transportation Authority
MWFAU    --Municipal Water Finance Authority
NYC      --New York City
NYS      --New York State
PAUNYNJ  --Port Authority of New York & New Jersey
PAU      --Power Authority
PC       --Pollution Control
POAU     --Port Authority
RB       --Revenue Bonds
RR       --Resource Recovery
RRB      --Revenue Refunding Bonds
SDI      --School District
SFM      --Single Family Mtg.
SPF      --Special Facilities
SPO      --Special Obligations
SUEFS    --State University Educational
           Facilities System
TBTAU    --Triborough Bridge & Tunnel Authority
UDC      --Urban Development Corp.
WSS      --Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $96,871,109 or 13.41% of the Fund's net assets as of September 30, 1998.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.


                     20 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
As of September 30, 1998, securities subject to the alternative minimum tax amount to $179,652,487 or 24.87% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                               Market Value    Percent
--------------------------------------------------------------------------------
Higher Education                                       $ 87,762,151     12.3%
--------------------------------------------------------------------------------
Electric Utilities                                       85,550,655     12.0
--------------------------------------------------------------------------------
General Obligation                                       84,187,319     11.8
--------------------------------------------------------------------------------
Highways                                                 78,031,604     10.9
--------------------------------------------------------------------------------
Lease Rental                                             57,580,005      8.1
--------------------------------------------------------------------------------
Multifamily Housing                                      43,811,467      6.2
--------------------------------------------------------------------------------
Single Family Housing                                    42,405,076      5.9
--------------------------------------------------------------------------------
Hospital/Healthcare                                      39,615,493      5.6
--------------------------------------------------------------------------------
Marine/Aviation Facilities                               35,819,091      5.0
--------------------------------------------------------------------------------
Manufacturing, Non-Durable Goods                         21,667,533      3.0
--------------------------------------------------------------------------------
Special Assessment                                       21,212,848      3.0
--------------------------------------------------------------------------------
Water Utilities                                          20,979,094      2.9
--------------------------------------------------------------------------------
Corporate Backed                                         19,678,349      2.8
--------------------------------------------------------------------------------
Resource Recovery                                        16,912,272      2.4
--------------------------------------------------------------------------------
Sales Tax                                                12,294,778      1.7
--------------------------------------------------------------------------------
Gas Utilities                                            11,347,500      1.6
--------------------------------------------------------------------------------
Not-for-Profit Organization                              11,137,397      1.6
--------------------------------------------------------------------------------
Telephone Utilities                                      10,912,500      1.5
--------------------------------------------------------------------------------
Adult Living Facilities                                   8,827,464      1.2
--------------------------------------------------------------------------------
Pollution Control                                         3,154,590      0.4
--------------------------------------------------------------------------------
Sewer Utilities                                             652,109      0.1
                                                       ------------    -----
Total                                                  $713,539,295    100.0%
                                                       ============    =====

See accompanying Notes to Financial Statements.


                     21 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

=====================================================================================
Assets
Investments, at value (cost $650,994,691)--see accompanying statement    $713,539,295
-------------------------------------------------------------------------------------
Cash                                                                          127,185
-------------------------------------------------------------------------------------
Receivables:
Interest                                                                   11,249,509
Shares of beneficial interest sold                                            509,941
-------------------------------------------------------------------------------------
Other                                                                          10,454
                                                                         ------------
Total assets                                                              725,436,384

=====================================================================================
Liabilities
Payables and other liabilities:
Dividends                                                                   1,793,435
Distribution and service plan fees                                            434,281
Shares of beneficial interest redeemed                                        361,494
Trustees' fees--Note 1                                                        265,969
Transfer and shareholder servicing agent fees                                  60,759
Other                                                                         148,898
                                                                         ------------
Total liabilities                                                           3,064,836

=====================================================================================
Net Assets                                                               $722,371,548
                                                                         ============
=====================================================================================
Composition of Net Assets
Paid-in capital                                                          $666,806,903
-------------------------------------------------------------------------------------
Overdistributed net investment income                                      (1,648,412)
-------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                   (5,331,547)
-------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                         62,544,604
                                                                         ------------
Net assets                                                               $722,371,548
                                                                         ============


                     22 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $609,182,754 and 46,244,395 shares of beneficial interest
outstanding)                                                              $13.17
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                               $13.83

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $107,020,589 and 8,122,578 shares of beneficial interest
outstanding)                                                              $13.18

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,168,205 and 468,228 shares of beneficial interest
outstanding)                                                              $13.17

See accompanying Notes to Financial Statements.


                     23 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

===================================================================================
Investment Income
Interest                                                                $42,732,640

===================================================================================
Expenses
Management fees--Note 4                                                   3,799,175
-----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                   1,452,339
Class B                                                                   1,061,281
Class C                                                                      54,159
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       453,159
-----------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                         117,877
-----------------------------------------------------------------------------------
Shareholder reports                                                         117,635
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  76,538
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  40,846
-----------------------------------------------------------------------------------
Other                                                                        23,770
                                                                        -----------
Total expenses                                                            7,196,779

===================================================================================
Net Investment Income                                                    35,535,861

===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                               4,974,143
Closing of futures contracts                                             (2,297,337)
                                                                        -----------
Net realized gain                                                         2,676,806

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments     19,959,087
                                                                        -----------
Net realized and unrealized gain                                         22,635,893

===================================================================================
Net Increase in Net Assets Resulting from Operations                    $58,171,754
                                                                        ===========

See accompanying Notes to Financial Statements.


                     24 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Year Ended September 30,
                                                                   1998             1997
================================================================================================
Operations
Net investment income                                              $ 35,535,861     $ 40,870,758
------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              2,676,806       (3,110,188)
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                19,959,087       25,374,028
                                                                   ------------     ------------
Net increase in net assets resulting from operations                 58,171,754       63,134,598

================================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                             (31,874,990)     (35,297,579)
Class B                                                              (4,618,825)      (4,855,021)
Class C                                                                (234,931)        (175,214)

================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                             (43,774,682)     (52,009,162)
Class B                                                              (2,555,074)       2,021,008
Class C                                                               1,261,316        2,612,419

================================================================================================
Net Assets
Total decrease                                                      (23,625,432)     (24,568,951)
------------------------------------------------------------------------------------------------
Beginning of period                                                 745,996,980      770,565,931
                                                                   ------------     ------------
End of period [including undistributed (overdistributed) net
investment income of $(1,648,412) and $1,395,429, respectively]    $722,371,548     $745,996,980
                                                                   ============     ============

See accompanying Notes to Financial Statements.


                     25 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                     Class A
                                                     ------------------------------------
                                                     Year Ended September 30,
                                                     1998          1997          1996
=========================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $12.79        $12.41        $12.29
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .64           .69           .68
Net realized and unrealized gain (loss)                   .40           .37           .12
                                                       ------        ------        ------
Total income (loss) from investment operations           1.04          1.06           .80

-----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.66)         (.68)         (.68)
Distributions from net realized gain                       --            --            --
Distributions in excess of net realized gain               --            --            --
                                                       ------        ------        ------
Total dividends and distributions to shareholders        (.66)         (.68)         (.68)
-----------------------------------------------------------------------------------------
Net asset value, end of period                         $13.17        $12.79        $12.41
                                                       ======        ======        ======
=========================================================================================
Total Return, at Net Asset Value(2)                      8.36%         8.78%         6.65%

=========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $609,183      $634,789      $667,258
-----------------------------------------------------------------------------------------
Average net assets (in thousands)                    $621,555      $652,048      $684,981
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    4.96%         5.49%         5.50%
Expenses                                                 0.87%         0.86%         0.91%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               24.7%         20.5%         21.2%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.



                     26 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     Class B
                                                         ----------------------      ------------------------------------
                                                                                     Year Ended September 30,
                                                         1995          1994          1998          1997          1996
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $11.92        $13.50        $12.79        $12.41        $12.30
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .69           .74           .55           .59           .60
Net realized and unrealized gain (loss)                       .41         (1.46)          .41           .38           .10
                                                           ------        ------        ------        ------        ------
Total income (loss) from investment operations               1.10          (.72)          .96           .97           .70

-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.70)         (.72)         (.57)         (.59)         (.59)
Distributions from net realized gain                         (.03)         (.03)           --            --            --
Distributions in excess of net realized gain                   --          (.11)           --            --            --
                                                           ------        ------        ------        ------        ------
Total dividends and distributions to shareholders            (.73)         (.86)         (.57)         (.59)         (.59)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $12.29        $11.92        $13.18        $12.79        $12.41
                                                           ======        ======        ======        ======        ======
=========================================================================================================================
Total Return, at Net Asset Value(2)                          9.58%        (5.55)%        7.62%         7.97%         5.77%

=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $673,050      $687,233      $107,021      $106,459      $101,302
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $659,465      $738,747      $106,130      $104,183       $98,488
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        5.76%         5.68%         4.21%         4.72%         4.73%
Expenses                                                     0.90%         0.86%         1.63%         1.63%         1.68%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                   15.2%          9.4%         24.7%         20.5%         21.2%



                                                        1995          1994
==============================================================================
Per Share Operating Data
Net asset value, beginning of period                      $11.93        $13.50
------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .60           .64
Net realized and unrealized gain (loss)                      .42         (1.45)
                                                          ------        ------
Total income (loss) from investment operations              1.02          (.81)

------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.62)         (.62)
Distributions from net realized gain                        (.03)         (.03)
Distributions in excess of net realized gain                  --          (.11)
                                                          ------        ------
Total dividends and distributions to shareholders           (.65)         (.76)
------------------------------------------------------------------------------
Net asset value, end of period                            $12.30        $11.93
                                                          ======        ======
==============================================================================
Total Return, at Net Asset Value(2)                         8.75%        (6.22)%

==============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $91,108       $73,943
------------------------------------------------------------------------------
Average net assets (in thousands)                        $81,743       $61,008
------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       4.95%         4.88%
Expenses                                                    1.67%         1.65%
------------------------------------------------------------------------------
Portfolio turnover rate(4)                                  15.2%          9.4%

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $179,465,336 and $226,731,589, respectively.


                     27 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                     Class C
                                                     ------------------------------------------
                                                     Year Ended September 30,
                                                     1998        1997        1996        1995(1)
===============================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.79      $12.41      $12.30      $12.22
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .47         .57         .60         .05
Net realized and unrealized gain (loss)                 .48         .39         .09         .08
                                                     ------      ------      ------      ------
Total income (loss) from investment operations          .95         .96         .69         .13

-----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.57)       (.58)       (.58)       (.05)
Distributions from net realized gain                     --          --          --          --
Distributions in excess of net realized gain             --          --          --          --
                                                     ------      ------      ------      ------
Total dividends and distributions to shareholders      (.57)       (.58)       (.58)       (.05)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.17      $12.79      $12.41      $12.30
                                                     ======      ======      ======      ======
===============================================================================================
Total Return, at Net Asset Value(2)                    7.54%       7.95%       5.64%       1.10%

===============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $6,168      $4,749      $2,007         $25
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $5,420      $3,798        $752         $18
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  4.30%       4.67%       4.60%       3.67%(3)
Expenses                                               1.63%       1.63%       1.77%       1.37%(3)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                             24.7%       20.5%       21.2%       15.2%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $179,465,336 and $226,731,589, respectively.

See accompanying Notes to Financial Statements


                     28 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Fund seeks to achieve this objective by investing primarily in municipal obligations, the income from which is tax-exempt as described above. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                     29 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $5,384,000, which expires between 2003 and 2005.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1998, a provision of $48,514 was made for the Fund's projected benefit obligations and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $249,826 as of September 30, 1998.

               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                     30 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,850,956. Paid-in capital was decreased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect an increase in unrealized appreciation on investments of $5,150,192. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     31 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended September 30, 1998    Year Ended September 30, 1997
                             -----------------------------    -----------------------------
                             Shares        Amount             Shares         Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                          3,928,958    $  50,847,551        4,470,995    $  56,051,835
Dividends reinvested          1,692,174       21,877,187        1,936,390       24,294,359
Redeemed                     (8,997,338)    (116,499,420)     (10,554,692)    (132,355,356)
                             ----------    -------------      -----------    -------------
Net decrease                 (3,376,206)   $ (43,774,682)      (4,147,307)   $ (52,009,162)
                             ==========    =============      ===========    =============
-------------------------------------------------------------------------------------------
Class B:
Sold                            925,113    $  11,973,080        1,229,476    $  15,435,863
Dividends reinvested            233,067        3,013,390          251,124        3,151,927
Redeemed                     (1,356,282)     (17,541,544)      (1,320,301)     (16,566,782)
                             ----------    -------------      -----------    -------------
Net increase (decrease)        (198,102)   $  (2,555,074)         160,299    $   2,021,008
                             ==========    =============      ===========    =============
-------------------------------------------------------------------------------------------
Class C:
Sold                            187,441    $   2,433,192          296,169    $   3,700,982
Dividends reinvested             14,729          190,501           11,358          142,713
Redeemed                       (105,189)      (1,362,377)         (97,937)      (1,231,276)
                             ----------    -------------      -----------    -------------
Net increase                     96,981    $   1,261,316          209,590    $   2,612,419
                             ==========    =============      ===========    =============

================================================================================
3. Unrealized Gains and Losses on Investments

As of September 30, 1998, net unrealized appreciation on investments of $62,544,604 was composed entirely of gross appreciation.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1998 was 0.52% of average annual net assets for Class A, Class B and Class C shares.


                     32 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $685,776, of which $133,537 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $424,646 and $22,130, respectively, of which $6,686 was paid to an affiliated broker/dealer for Class B shares. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $261,984 and $10,595, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $26,744 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $6,880 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $824,829 and $29,497, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $2,411,425 for Class B and $65,456 for Class C.


                     33 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates, as it may be more efficient or cost effective than actually buying fixed income securities.

               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended September 30, 1998.


                     34 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Municipal Fund as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
October 21, 1998


                     35 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

               None of the dividends paid by the Fund during the fiscal year ended September 30, 1998, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     36 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Oppenheimer New York Municipal Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer New York Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New York Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                     37 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

==================================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------------
Real Asset Fund                  Gold & Special Minerals Fund

==================================================================================================
Global Stock Funds
--------------------------------------------------------------------------------------------------
Developing Markets Fund          International Growth Fund        Quest Global Value Fund
International Small              Global Fund                      Global Growth &Income Fund
 Company Fund

==================================================================================================
Stock Funds
--------------------------------------------------------------------------------------------------
Enterprise Fund                  MidCap Fund                      Growth Fund
Discovery Fund                   Capital Appreciation Fund        Disciplined Value Fund
Quest Small Cap Value Fund       Quest Capital Value Fund         Quest Value Fund

==================================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------------
Main Street Income &             Total Return Fund                Disciplined Allocation Fund
 Growth Fund                     Quest Balanced                   Multiple Strategies Fund
Quest Opportunity                 Value Fund(1)                   Convertible Securities Fund(2)
 Value Fund                      Equity Income Fund

==================================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------------------------
International Bond Fund          Champion Income Fund             U.S. Government Trust
World Bond Fund                  Strategic Income Fund            Limited-Term Government Fund
High Yield Fund                  Bond Fund

==================================================================================================
Municipal Bond Funds
--------------------------------------------------------------------------------------------------
California Municipal Fund(3)     Pennsylvania Municipal Fund(3)   Rochester Division:
Florida Municipal Fund(3)        Municipal Bond Fund              Rochester Fund Municipals
New Jersey Municipal Fund(3)     Insured Municipal Fund           Limited Term New York
New York Municipal Fund(3)       Intermediate Municipal Fund       Municipal Fund

==================================================================================================
Money Market Funds(4)
--------------------------------------------------------------------------------------------------
Money Market Fund                Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                     38 Oppenheimer New York Municipal Fund
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Internet
24-hr access to account
information. Online
transactions now available

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www.oppenheimerfunds.com
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General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

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1-800-525-7048
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Account Transactions
Mon-Fri 8:30am-8pm ET

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1-800-852-8457
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PhoneLink
24-hr automated information
and automated transactions

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1-800-533-3310
---------------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

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1-800-843-4461
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OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

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1-800-835-3104
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 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                          [OPPENHEIMER LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0360.001.0998  November 27, 1998